Exhibit 10.12

EXECUTION VERSION

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is made as of November 1, 2019, by and among each of the parties signatory hereto as a “Pledgor” (individually and/or collectively, as the context may require, “Pledgor(s)”), and NR 1, LLC, a Delaware limited liability company, as representative (in such capacity, together with its successors and assigns, “Noteholder Representative”) for itself and the other Purchasers (as defined herein).

RECITALS

A.                The term “Borrowers”, as used herein, shall mean, collectively, all of the “Borrowers” under the Note Purchase Agreement (as defined herein) and such other borrowers that may become Borrowers under the Note Purchase Agreement; the term “Borrower”, as used herein, shall mean individually each entity that is one of the Borrowers; and the term “Company” as used herein shall mean each of the parties signatory hereto as a “Company”, each of which is a Subsidiary of such Pledgor.

B.                 Pursuant to that certain Secured Note Purchase Agreement dated as of even date herewith among Borrowers, the initial purchasers and the noteholders from time to time party thereto (collectively, the “Purchasers”), Noteholder Representative, and the other parties signatory thereto (as the same may be amended, supplemented, modified, increased, renewed or restated from time to time, the “Note Purchase Agreement”), Noteholder Representative and Purchasers have agreed to make available to Borrowers a term loan facility. Borrowers have executed and delivered one or more promissory notes evidencing the indebtedness incurred by Borrowers under the Note Purchase Agreement (as the same may be amended, modified, increased, renewed or restated from time to time, and together with all renewal notes issued in respect thereof, collectively the “Notes”). The terms and provisions of the Note Purchase Agreement and Notes are hereby incorporated by reference in this Agreement. Capitalized terms, unless otherwise defined herein, shall have the meanings assigned to them in the Note Purchase Agreement.

C.                 In connection with Noteholder Representative and the Purchasers entering into the Note Purchase Agreement and agreeing to make the credit accommodations thereunder and as security for the complete payment and performance of all of the Obligations, Noteholder Representative is requiring that each Pledgor shall have executed and delivered this Agreement.

D.                Each Pledgor that is not a Borrower is a member of, shareholder of, or other equity owner, as applicable, or a Subsidiary of a Borrower, and, as such, will continue to derive substantial benefit by reason of Purchasers purchasing the Notes.

AGREEMENT

NOW, THEREFORE, to induce Noteholder Representative and the Purchasers to enter into the Agreement and to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and Noteholder Representative hereby incorporate by this reference the foregoing Recitals and hereby covenant and agree as follows:

1.       Grant of Assignment and Security Interest. As security for the performance and prompt payment in full in cash of all Obligations, and as further security for the payment and performance by each Pledgor of its obligations under this Agreement, each Pledgor hereby pledges and grants to Noteholder Representative, for its benefit and for the benefit of the Purchasers, a first priority continuing lien upon, and security interest in, all of the following now owned and hereafter acquired property in which such Pledgor has rights (whether now existing or hereafter created or arising, collectively, the “Collateral”):

(a)               all of the stock, shares, membership interests, partnership interests and other equity ownership interests in such Company now or hereafter held by such Pledgor (collectively, the “Ownership Interests”) and all of such Pledgor’s rights to participate in the management of Company, all rights, privileges, authority and powers of such Pledgor as owner or holder of its Ownership Interests in such Company, including, but not limited to, all contract rights, general intangibles, accounts and payment intangibles related thereto, all rights, privileges, authority and powers relating to the economic interests of such Pledgor as owner or holder or its Ownership Interests in such Company, including, without limitation, all investment property, contract rights, general intangibles, accounts and payment intangibles related thereto, all options and warrants of such Pledgor for the purchase of any Ownership Interest in such Company, all documents and certificates representing or evidencing such Pledgor’s Ownership Interests in such Company, all of such Pledgor’s right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by such Pledgor to such Company, and any other right, title, interest, privilege, authority and power of such Pledgor in or relating to such Company, all whether existing or hereafter arising, and whether arising under any operating agreement, shareholders’ agreement, partnership agreement or other agreement, or any bylaws, certificate of formation, articles of organization or other organization or governing documents of such Company (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of such Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Ownership Interests, and such Pledgor shall promptly thereafter deliver to Noteholder Representative a certificate duly executed by such Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

(b)               all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends and distributions) and any other rights and property interests related to the Ownership Interests;

(c)               all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other Ownership Interests), asset sales, or similar rearrangement or reorganization or otherwise; and

(d)               all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising with respect to the foregoing.

2.                  Registration of Pledge in Books of Company; Application of Proceeds. Each Pledgor hereby authorizes and directs such Company to register such Pledgor’s pledge to Noteholder Representative, for its benefit and the benefit of the Purchasers, of the Collateral on the books of such Company and, following written notice to do so by Noteholder Representative after the occurrence and during the continuance of an Event of Default (as hereinafter defined) under this Agreement, to make direct payment to Noteholder Representative of any amounts due or to become due to such Pledgor with respect to the Collateral. Any moneys received by Noteholder Representative shall be applied to the Obligations in such order and manner of application as Noteholder Representative shall select in its Permitted Discretion, subject to and in accordance with the Note Purchase Agreement.

3.                  Rights of Pledgors in the Collateral. Until any Event of Default occurs under this Agreement, each Pledgor shall be entitled to exercise all voting rights and to receive all dividends and other distributions that may be paid on any Collateral and that are not otherwise prohibited by the Loan Documents. Any cash dividend or distribution payable in respect of the Collateral that is made in violation of this Agreement or the Loan Documents shall be received by such Pledgor in trust for Noteholder Representative, for its benefit and the benefit of the Purchasers, shall be paid immediately to Noteholder Representative and shall be retained by Noteholder Representative as part of the Collateral. Upon the occurrence an Event of Default, such Pledgor shall, at the written direction of Noteholder Representative, immediately send a written notice to such Company instructing such Company, and shall cause such Company, to remit all cash and other distributions payable with respect to the Ownership Interests (until such time as Noteholder Representative notifies such Pledgor that such Event of Default has ceased to exist) directly to Noteholder Representative. Nothing contained in this paragraph shall be deemed to permit the payment of any sum or the making of any distribution which is prohibited by any of the Loan Documents, if any.

4.                  Representations and Warranties of Pledgor. Each Pledgor hereby warrants to Noteholder Representative as follows:

(a)             Schedule I and Schedule II are true, correct and complete in all material respects;

(b)             Other than as set forth on Schedule I, all of the pledged Ownership Interests of Pledgors (the “Pledged Interests”) are uncertificated;

(c)            The Pledged Interests constitute at least the percentage of all the issued and outstanding Ownership Interests of such Company as set forth on Schedule I;

(d)            The Pledged Interests listed on Schedule I are the only Ownership Interests of such Company in which such Pledgor has any rights;

(e)               Such Pledgor has good and valid title to the Collateral. Such Pledgor is the sole owner of all of the Collateral, free and clear of all security interests, pledges, voting trusts, agreements, liens, claims and encumbrances whatsoever, other than (1) the security interests, assignments and liens granted under this Agreement and (2) Permitted Liens;

(f)               Such Pledgor has not heretofore transferred, pledged, assigned or otherwise encumbered any of its rights in or to the Collateral, other than the Permitted Liens;

(g)             Other than a requirement of consent contained in the operating agreements governing the Ownership Interests (which such consent has been obtained), such Pledgor is not prohibited under any agreement with any other person or entity, or under any judgment or decree, from the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

(h)              No action has been brought or threatened that might prohibit or interfere with the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

(i)                Such Pledgor has the requisite corporate, limited partnership, or limited liability company power and authority, as applicable, to execute and deliver this Agreement, and the execution and delivery of this Agreement does not conflict with any agreement to which such Pledgor is a party or any law, order, ordinance, rule, or regulation to which such Pledgor is subject or by which it is bound and does not constitute a default under any agreement or instrument binding upon such Pledgor;

(j)                This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligation of such Pledgor and is fully enforceable against such Pledgor in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, fraudulent transfer and other laws affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether considered in a proceeding at law or in equity.

5.             Covenants of Pledgor. Each Pledgor hereby covenants and agrees as follows:

(a)              To do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Collateral, and to defend, at its sole expense, the title to the Collateral and any part of the Collateral;

(b)              To cooperate fully with Noteholder Representative’s efforts to preserve the Collateral and to take such actions to preserve the Collateral as Noteholder Representative may in good faith direct;

(c)              To cause such Company to maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Collateral and which reflect the lien of Noteholder Representative on the Collateral;

(d)              In the event any Ownership Interests become certificated, to deliver immediately to Noteholder Representative any certificates that may be issued following the date of this Agreement representing the Ownership Interests or other Collateral, and upon delivery of any such certificate, to execute and deliver to Noteholder Representative one or more transfer powers, substantially in the form of Schedule III attached hereto or otherwise in form and content satisfactory to Noteholder Representative, pursuant to which such Pledgor assigns, in blank, all Ownership Interests and other Collateral (the “Transfer Powers”), which such Transfer Powers shall be held by Noteholder Representative as part of the Collateral;

(e)               To take such steps as Noteholder Representative may from time to time reasonably request to perfect Noteholder Representative’s security interest in the Ownership Interests under applicable law;

(f)                Not to sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral or any part of the Collateral to the extent prohibited by the Loan Documents;

(g)               After the occurrence and during the continuance of an Event of Default, not to receive any dividend or distribution or other benefit with respect to such Company, and not to vote, consent, waive or ratify any action taken without the prior written consent of the Noteholder Representative;

(h)               Not to sell or otherwise dispose of, or create, incur, assume or suffer to exist any lien upon any of the Collateral, other than Permitted Encumbrances and liens in favor of Noteholder Representative, for its benefit and the benefit of the Purchasers, or as permitted by the Loan Documents;

(i)                 That such Pledgor will, upon obtaining ownership of any other Ownership Interests otherwise required to be pledged to Noteholder Representative, for its benefit and the benefit of the Purchasers, pursuant to any of the Loan Documents, which Ownership Interests are not already Pledged Interests, within five (5) Business Days deliver to Noteholder Representative a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV hereto (a “Pledge Amendment”) in respect of any such additional Ownership Interests pursuant to which such Pledgor shall pledge to Noteholder Representative, for its benefit and the benefit of the Purchasers, all of such additional Ownership Interests. Prior to the delivery thereof to Noteholder Representative, all such additional Ownership Interests shall be held by such Pledgor separate and apart from its other property and in express trust for Noteholder Representative, for its benefit and the benefit of the Purchasers, subject to Permitted Encumbrances;

(j)                 That such Pledgor consents to the admission of Noteholder Representative (and its assigns or designee) as a member, partner or stockholder of such Company upon Noteholder Representative’s acquisition of any of the Ownership Interests in each case from and after the occurrence and continuation of an Event of Default;

(k)               Other than equity interests of such Pledgor that are already certificated on the date hereof, that such Pledgor shall not take any action to cause any equity interest of the Collateral to be or become a “security” within the meaning of, or to be governed by, Article 8 (Investment Securities) of the Uniform Commercial Code as in effect under the laws of any state having jurisdiction (the “UCC”), and shall not cause such Company to “opt in” or to take any other action seeking to establish any equity interest of the Collateral as a “security” or to become certificated; and

(l)                 The Noteholder Representative and the Pledgors agree and acknowledge that any Collateral regulated under State Cannabis Laws is pledged, assigned and granted to Noteholder Representative pursuant to this Agreement to the fullest extent permitted (or not prohibited) by the State Cannabis Laws. In the event that State Cannabis Laws prohibit, limit or restrict any such pledge, assignment or grant of a security interest in the Collateral, or if Regulatory Approval is required for a security interest in such Collateral to be valid, effective or enforceable, then each Pledgor shall appear, do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such applications, certificates, instruments and documents, and in all cases shall cooperate fully with and assist Noteholder Representative in any process, as the Regulatory Authority or applicable State Cannabis Laws may require in order to obtain Regulatory Approval of the security interests in favor of the Noteholder Representative in any such Collateral. Whether or not State Cannabis Laws prohibit, permit or regulate the pledge, assignment or grant of a security interest in any such Collateral otherwise subject to such State Cannabis Laws, if the Noteholder Representative determines (in its sole discretion) that the applicable state Regulatory Authority may grant approval, authorization or consent of the Noteholder Representative’s security interest the Collateral prior to an actual transfer, assignment or conveyance of such Collateral upon or after an Event of Default, then the Pledgors that have granted, pledged or assigned (or purported to grant, pledge or assign) a security interest in the Collateral (the “Granting Pledgor Parties”) to Noteholder Representative, shall, upon request by Noteholder Representative, use their best, diligent, good faith efforts, and shall cooperate fully with and assist Noteholder Representative in any process, to as promptly as possible after closing, obtain Regulatory Approval for the security interests of the Noteholder Representative in the Collateral. If applicable State Cannabis Laws do prohibit or otherwise regulate the pledge, assignment or grant of a security interest in the Collateral, and if the Noteholder Representative determines (in its sole discretion) that the applicable state Regulatory Authority will not grant approval, authorization or consent of the Noteholder Representative’s security interest in the Collateral prior to an actual transfer of such Collateral upon or after an Event of Default, then each Granting Pledgor Party shall, upon an Event of Default and at the request of Noteholder Representative, use their best, diligent, good faith efforts to, as promptly as possible after receiving a request from Noteholder Representative, appear, do and perform, or cause to be done and performed, all such further acts and things, and execute and deliver all such applications, certificates, instruments and documents, and shall cooperate fully with and assist Noteholder Representative in any process, in order to obtain Regulatory Approval for the transfer, conveyance and assignment of the Collateral to the Noteholder Representative (or its designee). Damages in the event of breach of this section by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed by each Pledgor and Noteholder Representative, that Noteholder Representative, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such person from pursuing any other rights and remedies at law or in equity which such person may have. Each Pledgor that holds or owns any right, title or interest in the Collateral hereby covenants and agrees that it will not, and will not permit any Pledgor to, create, incur, assume or suffer to exist any Lien or encumbrance whatsoever upon any of the Collateral, whether now owned or hereafter acquired, other than the Liens in favor of the Noteholder Representative.

6.           Rights of Noteholder Representative. Noteholder Representative may from time to time and at its option (a) require such Pledgor to, and such Pledgor shall, periodically deliver to Noteholder Representative records and schedules, which show the status of the Collateral and such other matters which affect the Collateral; (b) verify the Collateral and inspect the books and records of Company and make copies of or extracts from the books and records; and (c) notify any prospective buyers or transferees of the Collateral or any other persons of Noteholder Representative’s interest in the Collateral. Such Pledgor agrees that Noteholder Representative may at any time take such steps as Noteholder Representative deems reasonably necessary to protect Noteholder Representative’s interest in and to preserve the Collateral. Such Pledgor hereby consents and agrees that Noteholder Representative may at any time or from time to time pursuant to the Note Purchase Agreement (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supersede, or replace the Note Purchase Agreement or any other Loan Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the Note Purchase Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the Note Purchase Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Noteholder Representative at any time against the Obligations in any order as Noteholder Representative may determine pursuant to the terms of the Note Purchase Agreement; all of the foregoing in such manner and upon such terms as Noteholder Representative may determine and without notice to or further consent from such Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (i) any delay in making demand on such Pledgor for or delay in enforcing or failure to enforce, performance or payment of any Obligations, (ii) any failure, neglect or omission on Noteholder Representative’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of such Pledgor or any other party securing the Obligations, (iii) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (iv) the invalidity or unenforceability of any Obligations or rights in any Collateral under the Note Purchase Agreement, (v) the existence or nonexistence of any defenses which may be available to such Pledgor with respect to the Obligations, or (vi) the commencement of any bankruptcy, reorganization; liquidation, dissolution or receivership proceeding or case filed by or against such Pledgor or any Borrower.

7.             Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (an “Event of Default”) under this Agreement:

(a)               the failure of such Pledgor to perform, observe, or comply with any of the provisions of this Agreement, where such failure shall remain uncured for a period of thirty (30) days after the earlier of (x) the date on which such failure shall first become known to any Responsible Officer of any Loan Party, or (y) the date of written notice from Noteholder Representative to such Pledgor;

(b)               any representation, warranty or information made or given in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for such Pledgor), financial statement or other document furnished by such Pledgor in connection with this Agreement shall prove to have been in any material respect false or misleading when made or given; or

(c)              the occurrence of an Event of Default (as defined in any of the Loan Documents).

8.            Rights of Noteholder Representative Following Event of Default. Upon the occurrence and during the continuance of an Event of Default under the Loan Documents (and in addition to all of its other rights, powers and remedies under the Loan Documents), Noteholder Representative may, at its option, without notice to such Pledgor or any other party, subject to and in accordance with the Note Purchase Agreement, do any one or more of the following, in accordance with, and subject to, the terms of the Loan Documents:

(a)               Declare any unpaid balance of the Obligations to be immediately due and payable (the occurrence or nonoccurrence of an Event of Default shall in no manner impair the ability of Noteholder Representative to demand payment of any portion of the Obligations that is payable upon demand);

(b)               Proceed to perform or discharge any and all of such Pledgor’s obligations, duties, responsibilities, or liabilities and exercise any and all of its rights in connection with the Collateral for such period of time as Noteholder Representative may deem appropriate, with or without the bringing of any legal action in or the appointment of any receiver by any court;

(c)               Do all other acts which Noteholder Representative may deem necessary or proper to protect Noteholder Representative’s security interest in the Collateral and carry out the terms of this Agreement;

(d)               Exercise all voting and management rights of such Pledgor as to Company or otherwise pertaining to the Collateral, and such Pledgor, forthwith upon the request of Noteholder Representative, shall use its best efforts to secure, and cooperate with the efforts of Noteholder Representative to secure (if not already secured by Noteholder Representative), all the benefits of such voting and management rights.

(e)               Sell the Collateral in any manner permitted by the UCC; and upon any such sale of the Collateral, Noteholder Representative may (i) bid for and purchase the Collateral (to the extent permitted by law) and apply the expenses of such sale (including, without limitation, attorneys’ fees) as a credit against the purchase price, or (ii) apply the proceeds of any sale or sales to other persons or entities, in whatever order Noteholder Representative in its Permitted Discretion may decide, to the expenses of such sale (including, without limitation, attorneys’ fees), to the Obligations, and the remainder, if any, shall be paid to such Pledgor or to such other person or entity legally entitled to payment of such remainder; and

(f)                Proceed by suit or suits in law or in equity or by any other appropriate proceeding or remedy to enforce the performance of any term, covenant, condition, or agreement contained in this Agreement, and institution of such a suit or suits shall not abrogate the rights of Noteholder Representative to pursue any other remedies granted in this Agreement or to pursue any other remedy available to Noteholder Representative either at law or in equity.

Noteholder Representative shall have all of the rights and remedies of a secured party under the UCC and other applicable laws. All costs and expenses, including reasonable attorneys’ fees and expenses, incurred or paid by Noteholder Representative in exercising or protecting any interest, right, power or remedy conferred by this Agreement, shall bear interest at a per annum rate of interest equal to the then highest rate of interest charged on any of the Obligations from the date of payment until repaid in full and shall, along with the interest thereon, constitute and become a part of the Obligations secured by this Agreement.

Each Pledgor hereby constitutes Noteholder Representative as the attorney-in-fact of such Pledgor during the continuance of an Event of Default under the Loan Documents (including but not limited to this Agreement) to take such actions and execute such documents as Noteholder Representative may deem appropriate in the exercise of the rights and powers granted to Noteholder Representative in this Agreement, including, but not limited to, filling-in blanks in the Transfer Power to cause a transfer of the Ownership Interests and other Collateral pursuant to a sale of the Collateral. The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment in full of the Obligations. Subject to and in accordance with the Note Purchase Agreement, such Pledgor shall indemnify and hold Noteholder Representative harmless for all losses, costs, damages, fees, and expenses suffered or incurred in connection with the exercise of this power of attorney and shall release Noteholder Representative from any and all liability arising in connection with the exercise of this power of attorney.

9.                  Performance by Noteholder Representative. If any Pledgor shall fail to perform, observe or comply with any of the conditions, terms, or covenants contained in this Agreement or any of the other Loan Documents, Noteholder Representative, without notice to or demand upon such Pledgor and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of such Pledgor, and may enter upon the premises of such Pledgor for that purpose and take all such action on the premises as Noteholder Representative may consider necessary or appropriate for such purpose. All sums paid or advanced by Noteholder Representative in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred in connection with the foregoing, together with interest thereon at a per annum rate of interest equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by such Pledgor to Noteholder Representative on demand and shall constitute and become a part of the Obligations secured by this Agreement.

10.              Indemnification. Noteholder Representative shall not in any way be responsible for the performance or discharge of, and Noteholder Representative does not hereby undertake to perform or discharge, any obligation, duty, responsibility, or liability of such Pledgor in connection with the Collateral or otherwise. Subject to and in accordance with the Note Purchase Agreement, each Pledgor hereby agrees to indemnify Noteholder Representative and hold Noteholder Representative harmless from and against all losses, liabilities, damages, claims, or demands suffered or incurred by reason of this Agreement, including without limitation, incurred in connection with the exercise of the power of attorney granted in Section 8 hereof, or by reason of any alleged responsibilities or undertakings on the part of Noteholder Representative to perform or discharge any obligations, duties, responsibilities, or liabilities of such Pledgor in connection with the Collateral or otherwise; provided, however, that the foregoing indemnity and agreement to hold harmless shall not apply to losses, liabilities, damages, claims, or demands suffered or incurred by reason of Noteholder Representative’s own gross negligence or willful misconduct. Noteholder Representative shall have no duty to collect any amounts due or to become due in connection with the Collateral or enforce or preserve such Pledgor’s rights under this Agreement.

11.              Termination. Upon payment in full of the Obligations, and termination of any further obligation of Noteholder Representative and the Purchasers to extend any credit to Borrower under the Loan Documents, this Agreement shall terminate and Noteholder Representative shall promptly execute appropriate documents to evidence such termination.

12.              Release. Without prejudice to any of Noteholder Representative’s rights under this Agreement, Noteholder Representative may take or release other security for the payment or performance of the Obligations, may release any party primarily or secondarily liable for the Obligations, and may apply any other security held by Noteholder Representative to the satisfaction of the Obligations.

13.              Pledgor’s Liability Absolute. The liability of each Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against such Pledgor or any other person, nor against other securities or liens available to Noteholder Representative or Noteholder Representative’s respective successors, assigns, or agents. Each Pledgor waives any right to require that resort be had to any security or to any balance of any deposit account or credit on the books of Noteholder Representative in favor of any other person.

14.              Preservation of Collateral. Noteholder Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral and in preserving rights under this Agreement if Noteholder Representative takes action for those purposes as such Pledgor may reasonably request in writing, provided, however, that failure to comply with any such request shall not, in and of itself, be deemed a failure to exercise reasonable care, and no failure by Noteholder Representative to preserve or protect any rights with respect to the Collateral or to do any act with respect to the preservation of the Collateral not so requested by such Pledgor shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

15.              Private Sale. Each Pledgor recognizes that Noteholder Representative may be unable to effect a public sale of the Collateral by reason of certain provisions contained in the federal Securities Act of 1933, as amended, and applicable state securities laws and, under the circumstances then existing, may reasonably resort to a private sale to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a view to the distribution or resale of the Collateral. Each Pledgor agrees that a private sale so made may be at a price and on other terms less favorable to the seller than if the Collateral were sold at public sale and that Noteholder Representative has no obligation to delay sale of the Collateral for the period of time necessary to permit such Pledgor, even if such Pledgor would agree to register or qualify the Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. Each Pledgor agrees that a private sale made under the foregoing circumstances and otherwise in a commercially reasonable manner shall be deemed to have been made in a commercially reasonable manner under the UCC.

16.           General.

(a)               Final Agreement and Amendments. This Agreement, together with the other Loan Documents, constitutes the final and entire agreement and understanding of the parties and any term, condition, covenant or agreement not contained herein or therein is not a part of the agreement and understanding of the parties. Neither this Agreement, nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

(b)               Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. No single or partial exercise of any power or right shall preclude other or further exercise of the power or right or the exercise of any other power or right. No course of dealing between the parties hereto shall be construed as an amendment to this Agreement or a waiver of any provision of this Agreement. No notice to or demand on Pledgor in any case shall thereby entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances.

(c)               Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

(d)               Construction. As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Agreement. The Recitals are incorporated herein as a substantive part of this Agreement and the parties hereto acknowledge that such Recitals are true and correct.

(e)               Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder. In the event of any assignment or transfer by Noteholder Representative of any of such Pledgor’s obligations under the Loan Documents or the collateral therefor, Noteholder Representative thereafter shall be fully discharged from any responsibility with respect to such collateral so assigned or transferred, but Noteholder Representative shall retain all rights and powers given by this Agreement with respect to any of such Pledgor’s obligations under the Loan Documents or collateral not so assigned or transferred. Such Pledgor shall have no right to assign or delegate its rights or obligations hereunder.

(f)                Severability. If any term, provision, covenant or condition of this Agreement or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.

(g)               Notices. All notices required or permitted hereunder shall be given and shall become effective as provided in Section of the Note Purchase Agreement. All notices to a Pledgor shall be addressed in accordance with the information provided on the signature page hereto.

(h)               Remedies Cumulative. Each right, power and remedy of Noteholder Representative as provided for in this Agreement, or in any of the other Loan Documents or now or hereafter existing by law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, or in any of the other Loan Documents now or hereafter existing by law, and the exercise or beginning of the exercise by Noteholder Representative of any one or more of such rights, powers or remedies shall not preclude the later exercise by Noteholder Representative of any other rights, powers or remedies.

(i)                 Time of the Essence; Survival. Time is of the essence of this Agreement and each and every term, covenant and condition contained herein. All covenants, agreements, representations and warranties made in this Agreement or in any of the other Loan Documents shall continue in full force and effect so long as any of the obligations of any party under the Loan Documents (other than Noteholder Representative) remain outstanding.

(j)                 Further Assurances. Each Pledgor hereby agrees that at any time and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Noteholder Representative may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Noteholder Representative or any of its agents to exercise and enforce its rights and remedies under this Agreement with respect to any portion of such collateral.

(k)               Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Loan Documents may be transmitted and/or signed by facsimile or other electronic transmission. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on the parties. Noteholder Representative may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature. As used in this Agreement, the term “this Agreement” shall include all attachments, exhibits, schedules, riders and addenda.

(l)                 Costs. Each Pledgor shall be responsible for the payment of any and all reasonable fees, costs and expenses which Noteholder Representative may incur by reason of this Agreement, including, but not limited to, the following: (i) any taxes of any kind related to any property or interests assigned or pledged hereunder; (ii) expenses incurred in filing public notices relating to any property or interests assigned or pledged hereunder; and (iii) any and all costs, expenses and fees (including, without limitation, reasonable attorneys’ fees and expenses and court costs and fees), whether or not litigation is commenced, incurred by Noteholder Representative in protecting, insuring, maintaining, preserving, attaching, perfecting, enforcing, collecting or foreclosing upon any lien, security interest, right or privilege granted to Noteholder Representative or any obligation of such Pledgor under this Agreement, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to this Agreement or any property or interests assigned or pledged hereunder.

(m)               No Defenses. Pledgors’ obligations under this Agreement shall not be subject to any set-off, counterclaim or defense to payment that such Pledgor now has or may have in the future.

(n)               Cooperation in Discovery and Litigation. In any litigation, trial, arbitration or other dispute resolution proceeding relating to this Agreement, all directors, officers, employees and agents of any Pledgor or of its affiliates shall be deemed to be employees or managing agents of such Pledgor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Each Pledgor agrees that Noteholder Representative’s counsel in any such dispute resolution proceeding may examine any of these individuals as if under cross-examination and that any discovery deposition of any of them may be used in that proceeding as if it were an evidence deposition. Each Pledgor in any event will use all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Noteholder Representative, all persons and entities, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

(o)               CHOICE OF LAW; VENUE. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT THAT ANY OTHER LOAN DOCUMENT INCLUDES AN EXPRESS ELECTION TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURT OF THE COMMONWEALTH OF MASSACHUSETTS.

17.         WAIVER OF JURY TRIAL. EACH PARTY HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH PARTY, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED AND REQUESTED BY THE OTHER PARTY TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF EACH PARTY’S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, EACH PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OF THE OTHER PARTY (INCLUDING NOTEHOLDER REPRESENTATIVE’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO SUCH PARTY THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

[Signature Pages Follow]

Signature Page to Pledge Agreement

IN WITNESS WHEREOF, intending to be legally bound each of the parties have caused this Agreement to be executed as of the day and year first above mentioned.

PLEDGORS:

TILT HOLDINGS, INC., a British Columbia corporation

Per:	/s/ Mark Scatterday
Name: Mark Scatterday
Title: Interim Chief Executive Officer

JIMMY JANG HOLDINGS INC., a British Columbia corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

BAKER TECHNOLOGIES, INC., a Delaware corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

JIMMY JANG, L.P., a Delaware limited partnership, by its general partner, JIMMY JANG HOLDINGS INC., a British Columbia corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

Signature Page to Pledge Agreement

BLACKBIRD LOGISTICS CORPORATION, a Nevada corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	President

BRITESIDE HOLDINGS LLC, a Tennessee limited liability company

Per:	/s/ Mark Scatterday
Name: Mark Scatterday
Title: Manager

YARIS ACQUISITION LLC, a Delaware limited liability company

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Manager

Signature Page to Pledge Agreement

COMPANY:

BAKER TECHNOLOGIES, INC., a Delaware corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

JUPITER RESEARCH, LLC, an Arizona limited liability company, by its Managing Member, BAKER TECHNOLOGIES, INC., a Delaware corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

BLACKBIRD LOGISTICS CORPORATION, a Nevada corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	President

BLKBRD SOFTWARE LLC, a Nevada limited liability company, by its Managing Member, YARIS ACQUISITION LLC, a Delaware limited liability company

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Manager

BRITESIDE ECOMMERCE LLC, a Tennessee limited liability company

Per:	/s/ Mark Scatterday
Name:	Mark Scatterday
Title:	Manager

Signature Page to Pledge Agreement

BRITESIDE HOLDINGS LLC, a Tennessee limited liability company

Per:	/s/ Mark Scatterday
Name: Mark Scatterday
Title: Manager

BRITESIDE MODULAR LLC, a Tennessee limited liability company

Per:	/s/ Mark Scatterday
Name:	Mark Scatterday
Title:	Manager

DEFENDER MARKETING SERVICES, LLC, a Washington limited liability company

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Manager

STANDARD FARMS LLC, a Pennsylvania limited liability company, by its Sole Member, BAKER TECHNOLOGIES, INC., a Delaware corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

WHITE HAVEN RE LLC, a Pennsylvania limited liability company, by its Sole Member, BAKER TECHNOLOGIES, INC., a Delaware corporation

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Chief Operating Officer

Signature Page to Pledge Agreement

YARIS ACQUISITION LLC, a Delaware limited liability company

Per:	/s/ Timothy Conder
Name:	Timothy Conder
Title:	Manager

Signature Page to Pledge Agreement

NOTEHOLDER REPRESENTATIVE NR 1, LLC

By:	/s/ Mark Silva
Name: Mark Silva
Title: Attorney-in-fact

Address: c/o Reitler Kailas & Rosenblatt LLC
885 Third Avenue
New York, New York 10022
Attn: John F.F. Watkins
Email Address:[***]

SCHEDULE I

PLEDGED INTERESTS

Name of Pledgor	Company Name	Type of	Jurisdiction of	Class of Equity	Percentage of Outstanding
		Organization	Organization	Interest	Equity Interests

Jimmy Jang, L.P.	Jupiter Research, LLC	Limited liability company	AZ	Membership interest	100%
Jimmy Jang, L.P.	Baker Technologies, Inc.	Corporation	DE	Common stock	100%
Baker Technologies, Inc.	Defender Marketing Services LLC	Limited liability company	WA	Membership interest	100%
Baker Technologies, Inc.	Yaris Acquisition LLC	Limited liability company	DE	Membership interest	100%
Baker Technologies, Inc.	Briteside Holdings, LLC	Limited liability company	TN	Membership interest	100%
Baker Technologies, Inc.	Standard Farms LLC	Limited liability company	PA	Membership interest	100%
Baker Technologies, Inc.	White Haven RE LLC	Limited liability company	PA	Membership interest	100%
Yaris Acquisition LLC	Blackbird Logistics Corporation	Corporation	NV	Common stock	96.854%
Yaris Acquisition LLC	Blkbrd Software LLC	Limited liability company	NV	Membership interest	100%
Blackbird Logistics Corporation	Blkbrd CA	Corporation	CA	Common stock	100%
Blackbird Logistics Corporation	Blkbrd NV LLC	Limited liability company	NV	Membership interest	100%
Briteside Holdings, LLC	Briteside Modular LLC	Limited liability company	TN	Membership interest	100%
Briteside Holdings, LLC	Briteside Ecommerce LLC	Limited liability company	TN	Membership interest	100%

Schedule I

Name of Pledgor	Company Name	Type of	Jurisdiction of	Class of Equity	Percentage of Outstanding
		Organization	Organization	Interest	Equity Interests

Briteside Holdings, LLC	Briteside Oregon LLC	Limited liability company	OR	Membership interest	100%

Schedule I

SCHEDULE II

PLEDGOR INFORMATION

Ple dgor	Jurisdiction of Organization	Type of Organization	Organizational Identification
			Number

TILT Holdings, Inc.	British Columbia	Corporation
Jimmy Jang Holdings, Inc.	British Columbia	Corporation
Jimmy Jang, L.P..	DE	Limited partnership	7189094
Baker Technologies, Inc.	DE	Corporation	5784273
Yaris Acquisition LLC	DE	Limited liability company	7167156
Blackbird Logistics Corporation	NV	Corporation	E0005002015-6
Briteside Holdings, LLC	TN	Limited partnership	000878300

Schedule II

SCHEDULE III

TRANSFER POWER

          FOR VALUE RECEIVED, the undersigned, ________________________________ , a (“Ple dgor”), does hereby sell, assign and transfer to _______________________________ * all of its Equity Interests (as hereinafter defined) [represented by Certificate No(s). _________________ *                                                  ,] in ____________________ (“Issuer”), standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint _____________________________________ *, as attorney, to transfer the Equity Interest in said Issuer with full power of substitution in the premises. The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11 1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated:	*	PLEDGOR:

[FOR ENTITY]

By:
Name:
Its:

*To Remain Blank - Not Completed at Closing

Schedule III

SCHEDULE IV

PLEDGE AMENDMENT

              This Pledge Amendment, dated ______________________   , 20__ is delivered pursuant to Section 5(i) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 4 of the Pledge Agreement are true and correct as to the Collateral pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated November 1, 2019 between undersigned, as Pledgor, and NR 1, LLC, as Noteholder Representative (as may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and that the Ownership Interests listed on this Pledge Amendment shall be and become a part of the Pledged Interests and Pledged Collateral referred to in said Pledge Agreement and shall secure all Obligations referred to and in accordance with said Pledge Agreement. Schedule I of the Pledge Agreement shall be deemed amended to include the Ownership Interests listed on this Pledge Amendment. The undersigned acknowledge that any Ownership Interests issued by Company owned by Pledgor not included in the Pledged Collateral at the discretion of Noteholder Representative may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Obligations.

PLEDGOR:

[_________________]

By:
Name:
Its:

Schedule IV

SCHEDULE IV- continued

Name and		Class of	Certificate	Number of
Address of Pledgor	Company	Equity Interest	Number(s)	Shares

Initial
Principal Amount	Issue Date	Maturity Date	Interest Rate

Schedule IV

NOTICE OF PLEDGE

TO: ___________________________    (“Company”)

Notice is hereby given that, pursuant to that certain Pledge Agreement of even date with this Notice (the “Agreement”), from undersigned (collectively in the singular, “Pledgor”), to NR 1, LLC (in such capacity, together with its successors and assigns, “Noteholder Representative”) in connection with financing arrangements in effect for Company, Noteholder Representative and certain financial institutions, Pledgor has pledged and assigned to Noteholder Representative and granted to Noteholder Representative, for its benefit and the benefit of the Purchasers, a continuing first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising our acquired, in, to, and under the following (the “Collateral”):

(a)       all of the stock, shares, membership interests, partnership interests and other equity ownership interests in Company now or hereafter held by Pledgor (collectively, the “Ownership Interests”) and all of Pledgor’s rights to participate in the management of Company, all rights, privileges, authority and powers of Pledgor as owner or holder of its Ownership Interests in Company, including, but not limited to, all investment property, contract rights related thereto, all rights, privileges, authority and powers relating to the economic interests of Pledgor as owner or holder or its Ownership Interests in Company, including, without limitation, all contract rights related thereto, all options and warrants of Pledgor for the purchase of any Ownership Interest in Company, all documents and certificates representing or evidencing Pledgor’s Ownership Interests in Company, all of Pledgor’s right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by Pledgor to Company, and any other right, title, interest, privilege, authority and power of Pledgor in or relating to Company, all whether existing or hereafter arising, and whether arising under any operating agreement, shareholder’s agreement, partnership agreement or any other agreement, or any bylaws of Company (as the same may be amended, modified or restated from time to time), or the certificate of formation or existence of Company (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Ownership Interests, and Pledgor shall promptly thereafter deliver to Noteholder Representative a certificate duly executed by Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

(b)       all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends) and any other rights and property interests related to the Ownership Interests;

(c)       all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other Ownership Interests), asset sales, or similar rearrangement or reorganization or otherwise; and

(d)       all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising under the foregoing.

Pursuant to the Agreement, Company is hereby authorized and directed, and Company hereby agrees, to:

(i)               register on its books Pledgor’s pledge to Noteholder Representative of the Collateral; and

(ii)             upon the occurrence and during the continuance of an Event of Default under the Agreement make direct payment to Noteholder Representative of any amounts due or to become due to Pledgor that are attributable, directly or indirectly, to Pledgor’s ownership of the Collateral.

Pledgor hereby directs Company to, and Company hereby agrees to, comply with instructions originated by Noteholder Representative with respect to the Collateral without further consent of the Pledgor. It is the intention of the foregoing to grant “control” to Noteholder Representative within the meaning of Articles 8 and 9 of the UCC, to the extent the same may be applicable to the Collateral.

Company acknowledges and agrees that upon the delivery of any certificates representing the Collateral endorsed to Noteholder Representative or in blank, Noteholder Representative’s security interest in the Collateral shall be perfected by “control” (as such term is used in Articles 8 and 9 of the UCC).

Pledgor hereby requests Company to indicate its acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy of this Notice where indicated below and returning it to Noteholder Representative.

[Signature Pages Follow]

Signature Page to Notice of Pledge

PLEDGOR:	[__________________]

By:
Name:
Title:

Signature Page to Notice of Pledge

ACKNOWLEDGED BY COMPANY as of this _____ day of______, 20___:

COMPANY:	[__________________]

By:
Name:
Title: